UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4651

John Hancock Strategic Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2014

ITEM 1: REPORTS TO STOCKHOLDERS.

John Hancock

Income Fund

Semiannual report 11/30/14

A message to shareholders

Dear fellow shareholder,

Robust economic growth in the United States continues to set the standard globally. Unemployment has ratcheted down to pre-recession levels, consumer confidence and spending are rising, and inflation remains low. Bond markets have turned in positive performance against this backdrop as investors pursue yield where they can find it. Despite a 30-year bull market in bonds, many U.S. bond yields look compelling when compared with other developed markets around the world.

The coming year may likely present greater challenges for bond investors, however. The U.S. Federal Reserve (Fed) has signaled its intention to be patient in beginning to raise short-term interest rates. Once the Fed does raise the rates, it may have an adverse affect on many fixed-income portfolios, particularly those that invest in less-liquid markets. At John Hancock Investments, we are closely monitoring our fixed-income portfolios and communicating regularly with their portfolio managers about these issues. Now may also be a good time for you to discuss your fixed-income strategy with your financial advisor to determine if your portfolio continues to match your long-term goals.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of its benchmark, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us and wish you a happy and healthy 2015.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of November 30, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
27	Financial statements
31	Financial highlights
41	Notes to financial statements
52	Continuation of investment advisory and subadvisory agreements
58	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income.

AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/14 (%)

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Bond market provides mixed performance

Although U.S. Treasuries posted gains during the period, the higher-yielding segments of the bond market generally lagged.

Fund underperforms its benchmark

Certain elements of the fund's positioning caused it to finish behind its benchmark, the Barclays U.S. Aggregate Bond Index.

Fund positioned for yield

The fund closed the period with a significant portion of its portfolio allocated to higher-yielding asset classes, such as high-yield bonds, emerging-market debt, and senior loans.

PORTFOLIO COMPOSITION AS OF 11/30/14 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. Foreign investing has additional risks, such as currency and market volatility and political and social instability. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a broader portfolio. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The use of hedging and derivatives transactions could produce disproportionate gains or losses and may increase volatility and costs. Please see the fund's prospectuses for additional risks.

Discussion of fund performance

An interview with Portfolio Manager Daniel S. Janis III, John Hancock Asset Management, a division of Manulife Asset Management (US) LLC

 Daniel S. Janis III
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment of the past six months, and how it affected the fund?

The six-month period brought a substantial divergence in performance between the rate-sensitive segments of the market and those for which credit risk is the primary driver of return. Yields on longer-term U.S. Treasuries fell during the period (as prices rose), which translated into a favorable backdrop for corporate bonds and mortgage-backed securities. In turn, this resulted in positive performance for the fund's benchmark, the Barclays U.S. Aggregate Bond Index.

On the other end of the spectrum, elevated investor risk aversion and volatility in commodity prices contributed to underperformance for credit-sensitive asset classes such as high-yield bonds, senior loans, and emerging-market bonds. These trends created a headwind for the fund, which holds allocations to these market segments and a corresponding underweight in the types of securities represented in the benchmark. However, we continue to believe the higher-yielding asset classes present compelling risk reward opportunities.

What other factors affected performance?

Our decision to keep the fund's duration below that of the benchmark detracted from performance. Duration is a measure of interest-rate sensitivity, so having a lower duration than the benchmark had an adverse impact on performance at a time in which yields fell. The fund closed the period with a duration of 3.3 years, which compared to 5.6 years for the Barclays U.S. Aggregate Bond Index. Coming into 2014, we believed yields would gradually increase due to the steady improvement in U.S. economic growth and the likelihood that the U.S. Federal Reserve Board (Fed) would make a move to start raising rates after more than five years of historic lows.

Yields nonetheless were pushed lower by a variety of exogenous factors, including geopolitical disruptions and the sharp downturn in European bond yields. In an effort to mitigate exposure to these factors, we opted to move the fund's duration closer to that of the benchmark as the period progressed. We retained a below-benchmark duration at the close of November, however, as we continue to see the potential for rising yields in the year ahead.

"... we continue to believe the higher-yielding asset classes present compelling risk-reward opportunities."

On the plus side, the fund was helped by its allocation to non-U.S. developed-market bonds. Concerns about global growth sparked a rally throughout the world bond markets, fueling gains for the fund's positions in Australia, New Zealand, Norway, and Sweden, among others. Further, our decision to hedge a portion of the fund's exposure to foreign currencies aided performance given the strength of the U.S. dollar.

What are some notable elements of the fund's positioning?

We don't see significant latitude for yields to fall further in 2015, which means that income is likely to play a larger role in total returns. This view forms the basis for the fund's continued underweight in U.S. Treasuries and overweight in high-yield bonds, emerging-market debt, and senior loans, all of which offer above-average yields. We also believe these areas provide us with the best opportunities for us to add value via bottom-up credit research and individual security selection.

We continued to hold a favorable view on high-yield bonds, which are typically those rated as non-investment grade (BB or lower). Such bonds were 45.6% of net assets as of November 30, 2014—the largest allocation in the portfolio.

Although high yield experienced elevated volatility in recent months, we believed yields sufficiently compensate investors for the associated risks. The fundamental backdrop remained sound as well, highlighted by improving domestic growth, low default rates, and the improving balance sheets of high-yield companies. Still, the increase in volatility prompted us to boost the fund's exposure to the

COUNTRY COMPOSITION AS OF 11/30/14 (%)

United States	69.2
Australia	5.0
Canada	4.5
Singapore	2.7
New Zealand	2.4
Philippines	2.2
Luxembourg	1.7
Germany	1.6
Sweden	1.5
South Korea	1.5
Other countries	7.7
TOTAL	100.0
As a percentage of net assets.

"We also tilted the fund's emerging-market portfolio toward countries with the strongest fundamentals, rather than reaching for yield in higher-risk credits."

higher end of the below-investment grade spectrum and to look for opportunities in more defensive segments of the market, such as the utilities and healthcare sectors.

The fund also held 13.2% of net assets in senior loans at the close of the period. We believed the yields in these securities were attractive, particularly in light of the fact that their senior position in the capital structure helps mitigate credit risk. We also favored the asset class due to its below-average volatility and the degree of protection against rising rates provided by senior loans' floating-rate structure.

How was the fund positioned in the emerging markets?

The fund held 2.0% of net assets in emerging-market bonds at the close of the period. While the asset class underperformed during the past six months, we saw a significant differentiation in the

QUALITY COMPOSITION AS OF 11/30/14 (%)

fundamentals of individual countries. We therefore stayed very selective and kept an eye toward risk management.

Accordingly, our recent efforts focused on taking profits in positions that had performed well, such as Mexico, or reducing exposure to countries where we expected increased volatility, including Brazil and Malaysia. We also tilted the fund's emerging-market portfolio toward countries with the strongest fundamentals, rather than reaching for yield in higher-risk credits.

How is the fund positioned at the end of the period?

Overall, the fund's positioning reflects our broader outlook for fixed income. On one hand, all of the factors that have supported the market in recent years remain firmly in place, including slow global growth, tame inflation, the accommodative policies of the world's central banks, and investors' continued demand for yield.

At the same time, however, we do not see the potential for a meaningful decline in longer-term rates. This view supports our current positioning, which seeks to emphasize higher-yielding, credit-sensitive market segments and de-emphasize asset classes with the greatest exposure to interest-rate movements.

MANAGED BY

Daniel S. Janis III On the fund since 1999 Investing since 1984
Thomas C. Goggins On the fund since 2009 Investing since 1989

The views expressed in this report are exclusively those of Daniel S. Janis III, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2014

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	6-month	5-year	10-year	as of 11-30-14	as of 11-30-14
Class A	-0.02	6.21	5.70	-3.93	35.16	74.02	3.32	3.32
Class B	-1.80	6.02	5.54	-5.18	33.97	71.51	2.76	2.75
Class C	2.35	6.34	5.39	-1.26	35.97	69.07	2.76	2.75
Class I2	4.40	7.48	6.51	0.38	43.44	87.91	3.73	3.73
Class R1[2]	3.58	6.80	5.80	-0.08	38.92	75.70	3.07	3.06
Class R2[2,3]	3.82	7.07	6.06	0.02	40.68	80.18	3.35	3.35
Class R3[2,3]	3.83	6.91	5.84	0.11	39.69	76.42	3.21	3.20
Class R4[2,3]	4.10	7.26	6.17	0.17	41.95	81.96	3.60	3.49
Class R5[2,3]	4.30	7.48	6.45	0.26	43.40	86.88	3.80	3.80
Class R6[2,3]	4.36	7.56	6.59	0.28	43.94	89.37	3.95	3.93
Index†	5.27	4.10	4.79	1.92	22.26	59.73	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	0.86	1.56	1.56	0.53	1.19	0.94	1.09	0.79	0.48	0.44
Net (%)	0.86	1.56	1.56	0.53	1.19	0.94	1.09	0.69	0.48	0.42

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	11-30-04	17,151	17,151	15,973
Class C4	11-30-04	16,907	16,907	15,973
Class I2	11-30-04	18,791	18,791	15,973
Class R1[2]	11-30-04	17,570	17,570	15,973
Class R2[2,3]	11-30-04	18,018	18,018	15,973
Class R3[2,3]	11-30-04	17,642	17,642	15,973
Class R4[2,3]	11-30-04	18,196	18,196	15,973
Class R5[2,3]	11-30-04	18,688	18,688	15,973
Class R6[2,3]	11-30-04	18,937	18,937	15,973

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would have resulted in lower values.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R3, Class R4, and Class R5 shares were first offered on 5-21-09; Class R6 shares were first offered 9-1-11; Class R2 shares were first offered on 3-1-12. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R3, Class R4, Class R5, Class R6, and Class R2 shares, as applicable.
4	The contingent deferred sales charge is not applicable.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on June 1, 2014, with the same investment held until November 30, 2014.

	Account value on 6-1-2014	Ending value on 11-30-2014	Expenses paid during period ended 11-30-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,000.80	$4.16	0.83%
Class B	1,000.00	997.30	7.66	1.53%
Class C	1,000.00	997.30	7.66	1.53%
Class I	1,000.00	1,003.80	2.66	0.53%
Class R1	1,000.00	999.20	5.86	1.17%
Class R2	1,000.00	1,000.20	4.61	0.92%
Class R3	1,000.00	1,001.10	5.37	1.07%
Class R4	1,000.00	1,001.70	3.36	0.67%
Class R5	1,000.00	1,002.60	2.36	0.47%
Class R6	1,000.00	1,002.80	2.06	0.41%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at November 30, 2014, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on June 1, 2014, with the same investment held until November 30, 2014. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 6-1-2014	Ending value on 11-30-2014	Expenses paid during period ended 11-30-2014[1]	Annualized expense ratio
Class A	$1,000.00	$1,020.90	$4.20	0.83%
Class B	1,000.00	1,017.40	7.74	1.53%
Class C	1,000.00	1,017.40	7.74	1.53%
Class I	1,000.00	1,022.40	2.69	0.53%
Class R1	1,000.00	1,019.20	5.92	1.17%
Class R2	1,000.00	1,020.50	4.66	0.92%
Class R3	1,000.00	1,019.70	5.42	1.07%
Class R4	1,000.00	1,021.70	3.40	0.67%
Class R5	1,000.00	1,022.70	2.38	0.47%
Class R6	1,000.00	1,023.00	2.08	0.41%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Fund's investments

As of 11-30-14 (unaudited)
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 48.3%					$1,499,684,997
(Cost $1,477,837,213)
Consumer discretionary 9.0%					280,660,833
Auto components 1.0%
American Axle & Manufacturing, Inc.	6.625	10-15-22		10,180,000	10,968,931
The Goodyear Tire & Rubber Company	7.000	05-15-22		16,575,000	17,942,438
The Goodyear Tire & Rubber Company	8.750	08-15-20		2,495,000	2,931,625
Automobiles 0.9%
Chrysler Group LLC	8.250	06-15-21		2,600,000	2,899,000
Ford Motor Company	4.750	01-15-43		8,800,000	9,120,188
Ford Motor Company	6.625	10-01-28		6,818,000	8,382,254
General Motors Financial Company, Inc.	4.375	09-25-21		7,655,000	7,932,494
Hotels, restaurants and leisure 0.1%
Arcos Dorados Holdings, Inc. (S)	10.250	07-13-16	BRL	11,146,000	4,103,207
Household durables 0.2%
Standard Pacific Corp.	8.375	05-15-18		3,025,000	3,444,719
Standard Pacific Corp.	8.375	01-15-21		1,835,000	2,119,425
Internet and catalog retail 0.6%
QVC, Inc. (S)	4.450	02-15-25		9,730,000	9,501,180
QVC, Inc.	5.950	03-15-43		8,760,000	9,065,155
Media 4.3%
Cablevision Systems Corp.	8.000	04-15-20		6,700,000	7,705,000
Cablevision Systems Corp.	8.625	09-15-17		4,905,000	5,554,913
CBS Corp.	3.700	08-15-24		9,685,000	9,686,375
CCO Holdings LLC	5.750	01-15-24		18,485,000	18,600,531
CCO Holdings LLC	7.000	01-15-19		3,270,000	3,404,888
Cinemark USA, Inc.	4.875	06-01-23		15,765,000	15,016,163
Cinemark USA, Inc.	5.125	12-15-22		6,195,000	6,071,100
Cinemark USA, Inc.	7.375	06-15-21		3,950,000	4,221,563
DISH DBS Corp.	5.000	03-15-23		9,145,000	8,876,366
DISH DBS Corp.	5.875	07-15-22		1,940,000	2,005,718
DISH DBS Corp.	7.875	09-01-19		10,135,000	11,579,238
Lamar Media Corp.	5.000	05-01-23		4,515,000	4,492,425
Media General Financing Sub, Inc. (S)	5.875	11-15-22		4,760,000	4,783,800
Numericable Group SA (S)	6.250	05-15-24		6,125,000	6,239,844
Sirius XM Radio, Inc. (S)	5.250	08-15-22		3,175,000	3,333,750
Sirius XM Radio, Inc. (S)	5.875	10-01-20		8,905,000	9,417,038
Univision Communications, Inc. (S)	6.750	09-15-22		8,257,000	9,082,700
Virgin Media Secured Finance PLC	5.250	01-15-21		2,210,000	2,281,825
Multiline retail 0.2%
Macy's Retail Holdings, Inc.	7.875	08-15-36		6,800,000	7,450,767

12SEE NOTES TO FINANCIAL STATEMENTS

Specialty retail 1.4%
L Brands, Inc.	5.625	10-15-23		13,385,000	$14,556,188
L Brands, Inc.	6.950	03-01-33		8,800,000	9,064,000
Outerwall, Inc. (S)	5.875	06-15-21		11,560,000	10,982,000
The Men's Wearhouse, Inc. (S)	7.000	07-01-22		9,910,000	10,182,525
Textiles, apparel and luxury goods 0.3%
PVH Corp.	4.500	12-15-22		7,700,000	7,661,500
Consumer staples 3.5%					108,336,377
Beverages 1.1%
Anheuser-Busch InBev Worldwide, Inc.	9.750	11-17-15	BRL	14,550,000	5,627,681
Constellation Brands, Inc.	3.750	05-01-21		6,920,000	6,885,400
Constellation Brands, Inc.	4.250	05-01-23		11,075,000	11,034,023
Cott Beverages, Inc. (S)	5.375	07-01-22		9,805,000	9,314,750
Food and staples retailing 0.5%
Aramark Services, Inc.	5.750	03-15-20		8,003,000	8,263,098
Smithfield Foods, Inc. (S)	5.875	08-01-21		6,930,000	7,345,800
Food products 0.8%
HJ Heinz Company	4.250	10-15-20		12,110,000	12,262,586
JBS Investments GmbH (S)	7.750	10-28-20		2,820,000	3,059,700
Post Holdings, Inc. (S)	6.750	12-01-21		10,185,000	10,006,763
Household products 0.6%
Harbinger Group, Inc.	7.875	07-15-19		16,765,000	18,064,288
Tobacco 0.5%
Alliance One International, Inc.	9.875	07-15-21		17,385,000	16,472,288
Energy 4.6%					144,356,500
Energy equipment and services 0.4%
Inkia Energy, Ltd. (S)	8.375	04-04-21		11,832,000	12,571,500
Gas utilities 0.3%
DCP Midstream LLC (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (S)	5.850	05-21-43		8,760,000	8,705,250
Oil, gas and consumable fuels 3.9%
Baytex Energy Corp. (S)	5.625	06-01-24		7,705,000	6,895,975
California Resources Corp. (S)	6.000	11-15-24		6,345,000	5,658,947
Ecopetrol SA	4.250	09-18-18		1,280,000	1,356,800
Ecopetrol SA	5.875	09-18-23		3,710,000	4,043,900
EP Energy LLC	7.750	09-01-22		6,410,000	6,538,200
EP Energy LLC	9.375	05-01-20		11,080,000	12,104,900
MarkWest Energy Partners LP	4.875	12-01-24		15,960,000	15,720,600
MarkWest Energy Partners LP	6.500	08-15-21		6,872,000	7,198,420
MEG Energy Corp. (S)	6.375	01-30-23		7,145,000	6,305,463
Petrobras Global Finance BV	4.375	05-20-23		10,890,000	10,057,568

SEE NOTES TO FINANCIAL STATEMENTS13

Petrobras International Finance Company SA	5.375	01-27-21		5,035,000	$5,013,249
Petroleos Mexicanos	6.000	03-05-20		2,685,000	3,051,371
Petroleos Mexicanos (S)	7.650	11-24-21	MXN	91,098,500	7,021,351
Sabine Pass Liquefaction LLC	5.625	04-15-23		10,920,000	11,138,400
Sanchez Energy Corp. (S)	6.125	01-15-23		7,230,000	6,507,000
SandRidge Energy, Inc.	7.500	02-15-23		2,753,000	2,119,810
SM Energy Company	5.000	01-15-24		2,737,000	2,511,198
The Williams Companies, Inc.	4.550	06-24-24		9,930,000	9,836,598
Financials 14.5%					448,998,025
Banks 4.1%
ANZ National International, Ltd.	2.950	07-27-15	SGD	11,000,000	8,546,531
Asian Development Bank	5.000	03-09-22	AUD	9,245,000	8,605,668
Bancolombia SA	5.950	06-03-21		5,995,000	6,624,475
Bank of America Corp. (P)	0.884	12-01-26		4,405,000	3,910,962
Bank of America Corp. (8.000% to 1-30-18, then 3 month LIBOR + 3.630%) (Q)	8.000	01-30-18		2,730,000	2,921,100
Citigroup, Inc.	6.250	06-29-17	NZD	9,880,000	8,031,598
Citigroup, Inc. (5.900% to 2-15-23, then 3 month LIBOR + 4.230%) (Q)	5.900	02-15-23		4,350,000	4,317,375
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (Q)	5.100	06-30-23		14,615,000	13,719,831
International Finance Corp.	3.875	02-26-18	NZD	10,482,000	8,165,495
International Finance Corp.	10.000	06-12-17	BRL	10,735,000	4,151,690
National Australia Bank, Ltd.	6.000	02-15-17	AUD	11,780,000	10,629,641
Oversea-Chinese Banking Corp., Ltd. (4.000% to 10-15-19, then 5 year U.S. Swap Rate + 2.203%) (S)	4.000	10-15-24		7,100,000	7,326,440
PNC Funding Corp.	5.625	02-01-17		3,360,000	3,653,882
Regions Financial Corp.	7.375	12-10-37		4,085,000	5,322,310
Synovus Financial Corp.	5.125	06-15-17		7,590,000	7,760,775
Synovus Financial Corp.	7.875	02-15-19		3,111,000	3,492,098
The PNC Financial Services Group, Inc. (P)(Q)	4.451	01-05-15		3,540,000	3,548,850
Westpac Banking Corp.	5.000	10-21-19	GBP	2,280,000	4,068,226
Westpac Banking Corp.	7.250	02-11-20	AUD	5,000,000	4,940,845
Zions Bancorporation (5.800% to 6-15-23, then 3 month LIBOR + 3.800%) (Q)	5.800	06-15-23		7,675,000	7,302,763
Capital markets 0.4%
HK Land Treasury SG	3.860	12-29-17	SGD	4,000,000	3,195,761
Temasek Financial I, Ltd.	3.265	02-19-20	SGD	12,250,000	9,948,185
Consumer finance 0.6%
Ally Financial, Inc.	5.125	09-30-24		9,060,000	9,241,200
Credit Acceptance Corp. (S)	6.125	02-15-21		5,935,000	6,172,400
Discover Financial Services	5.200	04-27-22		3,100,000	3,427,490

14SEE NOTES TO FINANCIAL STATEMENTS

Diversified financial services 6.0%
European Investment Bank	4.250	02-04-15	NOK	85,900,000	$12,298,548
General Electric Capital Australia Funding Pty, Ltd.	7.000	10-08-15	AUD	2,600,000	2,284,812
General Electric Capital Corp.	4.250	01-17-18	NZD	5,330,000	4,170,368
General Electric Capital Corp.	4.875	04-05-16	SEK	69,000,000	9,773,199
General Electric Capital Corp.	6.250	09-29-20	GBP	1,570,000	2,967,640
General Electric Capital Corp. (7.125% until 6-15-22, then 3 month LIBOR + 5.296%) (Q)	7.125	06-15-22		13,970,000	16,309,975
General Electric Capital Corp., Series A	7.625	12-10-14	NZD	33,700,000	26,457,695
Inter-American Development Bank	6.500	08-20-19	AUD	12,860,000	12,543,858
International Bank for Reconstruction & Development	2.125	05-29-17	NOK	17,190,000	2,493,677
International Bank for Reconstruction & Development	2.375	03-02-17	NOK	34,490,000	5,024,942
International Bank for Reconstruction & Development	4.500	08-16-16	NZD	9,400,000	7,442,573
International Bank for Reconstruction & Development	4.625	02-26-19	NZD	8,795,000	7,004,630
International Bank for Reconstruction & Development	4.625	10-06-21	NZD	14,890,000	11,781,549
KFW	4.000	12-15-14	NOK	38,410,000	5,479,439
KFW	5.750	05-13-15	AUD	22,750,000	19,614,124
KFW	6.000	01-19-16	AUD	11,500,000	10,135,736
KFW	6.000	08-20-20	AUD	14,600,000	14,096,006
MSCI, Inc. (S)	5.250	11-15-24		1,295,000	1,343,563
Nationstar Mortgage LLC	7.875	10-01-20		2,175,000	2,093,438
Nationstar Mortgage LLC	9.625	05-01-19		11,359,000	12,239,323
Insurance 1.0%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-58		7,365,000	10,090,050
MetLife, Inc.	6.400	12-15-36		7,690,000	8,550,319
Prudential Financial, Inc. (5.875% to 9-1-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42		9,825,000	10,414,500
Real estate investment trusts 1.5%
American Tower Corp.	4.700	03-15-22		3,640,000	3,836,396
American Tower Corp.	7.000	10-15-17		4,065,000	4,605,161
Corrections Corp. of America	4.125	04-01-20		6,896,000	6,792,560
Crown Castle Towers LLC (S)	4.883	08-15-20		5,718,000	6,348,587
Host Hotels & Resorts LP	4.750	03-01-23		8,050,000	8,571,302
Iron Mountain, Inc.	5.750	08-15-24		16,850,000	17,081,688
Real estate management and development 0.9%
CapitaMalls Asia Treasury, Ltd.	3.950	08-24-17	SGD	14,250,000	11,407,223
CBRE Services, Inc.	5.000	03-15-23		6,465,000	6,620,160
Realogy Group LLC (S)	7.875	02-15-19		7,772,000	8,180,030
Yanlord Land Group, Ltd. (S)	10.625	03-29-18		1,815,000	1,919,363
Health care 4.4%					137,724,727
Health care providers and services 3.0%
Community Health Systems, Inc.	6.875	02-01-22		10,000,000	10,587,500

SEE NOTES TO FINANCIAL STATEMENTS15

Community Health Systems, Inc.	7.125	07-15-20		2,950,000	$3,119,625
DaVita Healthcare Partners, Inc.	5.125	07-15-24		17,915,000	18,374,072
HCA, Inc.	5.000	03-15-24		10,618,000	10,750,725
HCA, Inc.	7.500	02-15-22		10,400,000	11,908,000
HCA, Inc.	8.000	10-01-18		2,135,000	2,449,913
Quest Diagnostics, Inc.	4.250	04-01-24		1,785,000	1,844,594
Select Medical Corp.	6.375	06-01-21		5,440,000	5,548,800
Tenet Healthcare Corp.	4.375	10-01-21		15,988,000	15,628,270
Tenet Healthcare Corp.	6.000	10-01-20		7,255,000	7,717,506
WellCare Health Plans, Inc.	5.750	11-15-20		6,089,000	6,271,670
Pharmaceuticals 1.4%
Endo Finance LLC (S)	5.750	01-15-22		2,220,000	2,269,950
Endo Finance LLC (S)	7.250	01-15-22		6,529,000	6,986,030
Forest Laboratories, Inc. (S)	4.875	02-15-21		12,150,000	13,120,530
Forest Laboratories, Inc. (S)	5.000	12-15-21		6,360,000	6,928,304
Grifols Worldwide Operations, Ltd. (S)	5.250	04-01-22		7,000,000	7,210,000
Mallinckrodt International Finance SA (S)	5.750	08-01-22		6,855,000	7,009,238
Industrials 1.7%					51,815,202
Aerospace and defense 0.5%
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21		7,498,000	7,619,843
Huntington Ingalls Industries, Inc.	7.125	03-15-21		7,404,000	8,042,595
Airlines 0.7%
Air Canada (S)	6.750	10-01-19		6,775,000	7,198,438
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	01-02-23		2,201,438	2,526,150
Delta Air Lines 2007-1 Class A Pass Through Trust	6.821	08-10-22		4,343,528	5,033,281
TAM Capital 3, Inc. (S)	8.375	06-03-21		6,040,000	6,435,620
Industrial conglomerates 0.2%
Odebrecht Finance, Ltd. (Q)(S)	7.500	09-14-15		5,400,000	5,103,000
Trading companies and distributors 0.3%
Aircastle, Ltd.	6.750	04-15-17		9,190,000	9,856,275
Information technology 1.3%					39,001,954
Electronic equipment, instruments and components 0.7%
Zebra Technologies Corp. (S)	7.250	10-15-22		18,580,000	19,857,375
IT services 0.2%
IBM Corp.	2.750	12-21-20	GBP	4,025,000	6,485,279
Semiconductors and semiconductor equipment 0.3%
Micron Technology, Inc. (S)	5.875	02-15-22		8,840,000	9,348,300
Software 0.1%
First Data Corp. (S)	8.875	08-15-20		3,080,000	3,311,000

16SEE NOTES TO FINANCIAL STATEMENTS

Materials 3.7%					$116,562,672
Chemicals 0.5%
Methanex Corp.	4.250	12-01-24		15,760,000	16,025,824
Construction materials 0.4%
Cemex Finance LLC (S)	9.375	10-12-22		8,115,000	9,251,100
Votorantim Cimentos SA (S)	7.250	04-05-41		4,760,000	4,879,000
Containers and packaging 1.7%
Ball Corp.	4.000	11-15-23		14,270,000	13,699,200
Ball Corp.	6.750	09-15-20		5,690,000	5,931,825
Crown Americas LLC	4.500	01-15-23		8,100,000	7,776,000
Crown Cork & Seal Company, Inc.	7.375	12-15-26		2,273,000	2,517,348
Sealed Air Corp. (S)	4.875	12-01-22		5,775,000	5,753,344
Sealed Air Corp. (S)	5.125	12-01-24		5,775,000	5,789,438
Sealed Air Corp. (S)	6.500	12-01-20		11,010,000	12,111,000
Metals and mining 1.1%
ArcelorMittal	7.250	03-01-41		9,390,000	9,436,950
FMG Resources August 2006 Pty, Ltd. (S)	6.875	04-01-22		14,080,000	12,601,600
Rio Tinto Finance USA, Ltd.	7.125	07-15-28		3,985,000	5,226,766
Rio Tinto Finance USA, Ltd.	9.000	05-01-19		2,400,000	3,080,069
Vale Overseas, Ltd.	4.625	09-15-20		2,400,000	2,483,208
Telecommunication services 1.9%					58,586,720
Diversified telecommunication services 1.5%
Frontier Communications Corp.	7.125	03-15-19		2,770,000	3,033,150
Frontier Communications Corp.	7.125	01-15-23		10,310,000	10,773,950
Frontier Communications Corp.	9.250	07-01-21		1,665,000	1,952,213
GTP Acquisition Partners I LLC (S)	7.628	06-15-16		5,175,000	5,440,757
T-Mobile USA, Inc.	6.125	01-15-22		10,840,000	11,029,700
T-Mobile USA, Inc.	6.250	04-01-21		4,814,000	4,934,350
T-Mobile USA, Inc.	6.625	04-01-23		3,000,000	3,112,500
T-Mobile USA, Inc.	6.836	04-28-23		3,090,000	3,213,600
Verizon Communications, Inc. (P)	1.984	09-14-18		4,105,000	4,302,446
Wireless telecommunication services 0.4%
SBA Tower Trust (S)	5.101	04-17-17		4,770,000	5,048,454
SoftBank Corp. (S)	4.500	04-15-20		5,760,000	5,745,600
Utilities 3.7%					113,641,987
Electric utilities 2.1%
Dynegy Finance I, Inc. (S)	7.625	11-01-24		7,375,000	7,799,063
E.ON International Finance BV	6.000	10-30-19	GBP	1,650,000	3,040,471
FirstEnergy Transmission LLC (S)	4.350	01-15-25		21,200,000	21,859,426
NRG Energy, Inc. (S)	6.250	05-01-24		5,475,000	5,598,188
NRG Energy, Inc.	6.625	03-15-23		10,805,000	11,318,238
NRG Yield Operating LLC (S)	5.375	08-15-24		4,085,000	4,146,275
RJS Power Holdings LLC (S)	5.125	07-15-19		10,850,000	10,768,625

SEE NOTES TO FINANCIAL STATEMENTS17

Gas utilities 0.0%
Southern Gas Networks PLC	4.875	12-21-20	GBP	600,000	$1,057,064
Independent power and renewable electricity producers 0.8%
Calpine Corp.	5.750	01-15-25		11,575,000	11,777,563
Calpine Corp. (S)	5.875	01-15-24		1,082,000	1,149,625
Calpine Corp. (S)	6.000	01-15-22		4,281,000	4,569,968
Dynegy, Inc.	5.875	06-01-23		6,225,000	6,116,063
Multi-utilities 0.5%
Dominion Resources, Inc.	5.600	11-15-16		2,680,000	2,925,861
NiSource Finance Corp.	5.650	02-01-45		9,785,000	11,671,636
Water utilities 0.3%
American Water Capital Corp.	3.400	03-01-25		9,686,000	9,843,921
Convertible bonds 0.5%					$13,881,200
(Cost $12,763,465)
Financials 0.1%					3,085,925
Thrifts and mortgage finance 0.1%
MGIC Investment Corp.	2.000	04-01-20		2,120,000	3,085,925
Health care 0.3%					8,699,122
Health care providers and services 0.3%
Anthem, Inc.	2.750	10-15-42		4,955,000	8,699,122
Industrials 0.1%					2,096,153
Machinery 0.1%
Trinity Industries, Inc.	3.875	06-01-36		1,445,000	2,096,153
Foreign government obligations 19.0%					$590,580,255
(Cost $629,195,495)
Australia 3.6%					111,365,997
New South Wales Treasury Corp.	6.000	05-01-20	AUD	35,125,000	34,437,609
Queensland Treasury Corp. (S)	4.000	06-21-19	AUD	13,855,000	12,361,836
Queensland Treasury Corp.	5.500	06-21-21	AUD	5,800,000	5,612,180
Queensland Treasury Corp.	6.000	10-21-15	AUD	34,711,000	30,419,242
Queensland Treasury Corp.	6.000	04-21-16	AUD	32,053,000	28,535,130
Bermuda 0.3%					9,478,594
Government of Bermuda (S)	4.854	02-06-24		9,125,000	9,478,594
Brazil 0.5%					16,840,963
Federative Republic of Brazil	10.000	01-01-21	BRL	14,010,000	5,260,636
Federative Republic of Brazil	10.000	01-01-23	BRL	8,580,000	3,178,337
Federative Republic of Brazil	12.500	01-05-16	BRL	20,985,000	8,401,990
Canada 2.5%					76,375,290
Export Development Canada	3.500	02-20-18	NZD	9,440,000	7,260,575

18SEE NOTES TO FINANCIAL STATEMENTS

Government of Canada	1.250	02-01-16	CAD	49,750,000	$43,649,480
Province of Ontario	6.250	06-16-15	NZD	24,690,000	19,592,579
Province of Quebec	6.750	11-09-15	NZD	7,310,000	5,872,656
Mexico 1.1%					34,937,572
Government of Mexico	4.750	06-14-18	MXN	73,860,000	5,354,735
Government of Mexico	5.000	06-15-17	MXN	219,174,600	16,158,525
Government of Mexico	8.000	12-07-23	MXN	161,720,000	13,424,312
New Zealand 2.4%					75,628,031
Dominion of New Zealand	5.000	03-15-19	NZD	24,750,000	20,425,060
Dominion of New Zealand	6.000	12-15-17	NZD	38,005,000	31,852,481
Dominion of New Zealand	6.000	05-15-21	NZD	26,500,000	23,350,490
Norway 0.9%					29,579,695
Government of Norway	4.500	05-22-19	NOK	77,991,000	12,604,383
Government of Norway	5.000	05-15-15	NOK	117,102,000	16,975,312
Peru 0.3%					8,332,450
Republic of Peru	7.350	07-21-25		6,265,000	8,332,450
Philippines 2.0%					60,943,101
Republic of Philippines	4.950	01-15-21	PHP	608,000,000	14,115,132
Republic of Philippines	5.875	12-16-20	PHP	609,320,800	15,107,831
Republic of Philippines	6.250	01-14-36	PHP	252,000,000	6,285,269
Republic of Philippines	6.500	04-28-21	PHP	678,000,000	17,347,363
Republic of Philippines	8.125	12-16-35	PHP	254,043,000	8,087,506
Singapore 1.6%					48,452,563
Republic of Singapore	2.375	04-01-17	SGD	22,500,000	17,972,844
Republic of Singapore	3.250	09-01-20	SGD	36,490,000	30,479,719
South Korea 1.5%					45,138,597
Korea Treasury Bond Coupon Strips	1.956	03-10-15	KRW	1,205,430,000	1,082,072
Korea Treasury Bond Coupon Strips	1.965	09-10-16	KRW	1,205,430,000	1,049,374
Korea Treasury Bond Coupon Strips	1.966	09-10-15	KRW	1,205,430,000	1,071,109
Korea Treasury Bond Coupon Strips	1.970	03-10-16	KRW	1,205,430,000	1,060,233
Korea Treasury Bond Coupon Strips	1.983	03-10-17	KRW	1,205,430,000	1,038,190
Korea Treasury Bond Coupon Strips	1.993	09-10-17	KRW	1,205,430,000	1,026,858
Korea Treasury Bond Coupon Strips	2.011	03-10-18	KRW	1,205,430,000	1,015,283
Korea Treasury Bond Coupon Strips	2.039	09-10-18	KRW	1,205,430,000	1,002,940
Korea Treasury Bond Principal Strips	2.039	09-10-18	KRW	41,928,000,000	34,884,876
Republic of Korea	3.500	03-10-17	KRW	1,500,000,000	1,396,122
Republic of Korea	5.750	09-10-18	KRW	502,000,000	511,540
Sweden 1.5%					48,013,577
Kingdom of Sweden	3.000	07-12-16	SEK	130,515,000	18,351,303
Kingdom of Sweden	3.750	08-12-17	SEK	78,560,000	11,592,140

SEE NOTES TO FINANCIAL STATEMENTS19

Kingdom of Sweden	5.000	12-01-20	SEK	106,425,000	$18,070,134
Thailand 0.8%					25,493,825
Kingdom of Thailand	3.250	06-16-17	THB	815,000,000	25,493,825
Term loans (M) 12.3%					$380,596,879
(Cost $382,770,829)
Consumer discretionary 3.5%					108,791,320
Automobiles 0.2%
Chrysler Group LLC	3.250	12-31-18		6,810,775	6,759,694
Hotels, restaurants and leisure 1.2%
Burger King Corp.	4.500	10-27-21		13,700,000	13,731,798
Four Seasons Holdings, Inc.	3.500	06-27-20		12,617,550	12,503,210
Hilton Worldwide Finance LLC	3.500	10-26-20		11,607,095	11,486,880
Media 0.9%
Charter Communications Operating LLC	4.250	09-12-21		7,790,000	7,841,126
RentPath, Inc.	6.250	05-29-20		10,808,188	10,787,922
Univision Communications, Inc.	4.000	03-01-20		3,659,484	3,621,173
Virgin Media Investment Holdings, Ltd.	3.500	06-07-20		6,660,000	6,594,785
Multiline retail 0.8%
Hudson's Bay Company	5.561	11-04-20		13,657,625	13,684,940
Lands' End, Inc.	4.250	04-04-21		10,457,450	10,248,301
Specialty retail 0.4%
The Men's Wearhouse, Inc.	4.500	06-18-21		11,535,090	11,531,491
Consumer staples 2.1%					64,343,248
Food and staples retailing 1.2%
Aramark Services, Inc.	3.250	02-24-21		17,820,899	17,571,406
Rite Aid Corp.	3.500	02-21-20		6,084,712	6,039,076
SUPERVALU, Inc.	4.500	03-21-19		14,539,459	14,461,571
Food products 0.9%
Big Heart Pet Brands	3.500	03-08-20		4,931,307	4,757,478
HJ Heinz Company	3.500	06-05-20		21,548,733	21,513,717
Financials 0.9%					28,850,790
Insurance 0.4%
HUB International, Ltd.	4.250	10-02-20		13,883,359	13,727,172
Real estate investment trusts 0.5%
Crown Castle Operating Company	3.000	01-31-21		15,191,982	15,123,618
Health care 2.4%					72,661,513
Biotechnology 0.3%
Catalent Pharma Solutions, Inc.	4.250	05-20-21		8,163,648	8,162,187
Health care equipment and supplies 0.5%
Biomet, Inc.	3.655	07-25-17		15,830,924	15,806,196

20SEE NOTES TO FINANCIAL STATEMENTS

Health care providers and services 0.3%
Kindred Healthcare, Inc.	4.000	04-09-21	4,503,713	$4,462,427
National Mentor Holdings, Inc.	4.750	01-31-21	2,857,595	2,845,987
Pharmaceuticals 1.3%
Grifols Worldwide Operations USA, Inc.	3.156	02-27-21	13,454,744	13,314,586
Mallinckrodt International Finance SA	3.500	03-19-21	22,744,914	22,536,412
Valeant Pharmaceuticals International, Inc.	3.500	08-05-20	5,569,395	5,533,718
Industrials 1.1%				33,997,455
Airlines 0.4%
Delta Air Lines, Inc.	3.250	04-20-17	13,256,745	13,153,634
Construction and engineering 0.2%
AECOM Technology Corp.	3.750	10-15-21	5,457,548	5,467,781
Professional services 0.2%
Capital Safety North America Holdings, Inc.	3.750	03-29-21	5,627,143	5,477,675
Trading companies and distributors 0.3%
American Builders & Contractors Supply Company, Inc.	3.500	04-16-20	10,102,950	9,898,365
Information technology 0.8%				24,943,347
Electronic equipment, instruments and components 0.3%
Dell International LLC	4.500	04-29-20	10,612,800	10,622,447
Software 0.5%
First Data Corp.	3.655	03-23-18	6,327,924	6,240,915
First Data Corp.	3.655	09-24-18	1,155,000	1,139,119
First Data Corp.	4.155	03-24-21	1,797,065	1,784,036
IMS Health, Inc.	3.500	03-17-21	5,228,725	5,156,830
Materials 0.3%				9,917,965
Containers and packaging 0.2%
Berry Plastics Group, Inc.	3.500	02-08-20	6,738,300	6,609,551
Metals and mining 0.1%
Signode Industrial Group US, Inc.	3.895	05-01-21	3,356,667	3,308,414
Telecommunication services 0.1%				3,927,656
Wireless telecommunication services 0.1%
SBA Senior Finance II LLC	3.250	03-24-21	3,990,000	3,927,656
Utilities 1.1%				33,163,585
Electric utilities 0.8%
ExGen Texas Power LLC	5.750	09-16-21	9,475,000	9,492,766
La Frontera Generation LLC	4.500	09-30-20	15,110,060	15,110,060
Independent power and renewable electricity producers 0.3%
Dynegy, Inc.	4.000	04-23-20	8,591,189	8,560,759

SEE NOTES TO FINANCIAL STATEMENTS21

Capital preferred securities 1.8%				$54,195,053
(Cost $52,233,272)
Financials 1.8%				54,195,053
Banks 1.8%
BAC Capital Trust XIV, Series G (P)(Q)	4.000	12-22-14	15,810,000	12,302,235
USB Capital IX (P)(Q)	3.500	01-05-15	22,163,000	17,952,030
Wachovia Capital Trust III (P)(Q)	5.570	01-05-15	24,745,000	23,940,788
Collateralized mortgage obligations 5.8%				$179,881,054
(Cost $175,635,682)
Commercial and residential 5.1%				156,940,715
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1 (P)	2.634	04-25-35	3,946,476	3,925,414
American Home Mortgage Assets Trust Series 2006-6, Class XP IO	2.403	12-25-46	41,705,661	3,528,791
Banc of America Commercial Mortgage Trust, Inc.
Series 2006-4, Class AM	5.675	07-10-46	5,850,000	6,269,749
Series 2006-5, Class AM	5.448	09-10-47	3,610,000	3,810,380
Bear Stearns Adjustable Rate Mortgage Trust
Series 2004-10, Class 12A3 (P)	2.784	01-25-35	3,801,198	3,775,684
Series 2005-2, Class A1 (P)	2.580	03-25-35	2,915,740	2,943,250
Series 2005-5, Class A2 (P)	2.260	08-25-35	3,499,973	3,513,987
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (P)	0.855	01-25-35	2,254,371	2,190,996
Series 2004-7, Class 1A1 (P)	2.703	08-25-34	4,286,614	4,363,781
Series 2004-8, Class 1A (P)	0.855	09-25-34	675,944	655,426
Series 2005-7, Class 11A1 (P)	0.695	08-25-35	3,370,124	3,129,477
BWAY Mortgage Trust Series 2013-1515, Class F (P) (S)	4.058	03-10-33	4,767,000	4,385,893
Chase Mortgage Finance Trust Series 2007-A1, Class 2A1 (P)	2.464	02-25-37	2,037,831	2,034,006
Commercial Mortgage Pass Through Certificates Series 2006-GG7, Class AM (P)	6.014	07-10-38	3,565,000	3,779,139
DSLA Mortgage Loan Trust
Series 2004-AR1 Class X2 IO	1.908	09-19-44	24,629,329	1,370,447
Series 2005-AR2, Class X2 IO	2.640	03-19-45	45,146,697	3,848,544
HarborView Mortgage Loan Trust
Series 2005-2, Class IX IO	2.173	05-19-35	17,205,448	1,134,011
Series 2005-9, Class 2A1C (P)	0.605	06-20-35	6,403,641	5,866,004
Series 2005-8, Class 1X IO	2.103	09-19-35	13,232,305	707,690
Series 2007-3, Class ES IO (P) (S)	0.350	05-19-47	33,514,985	356,097
Series 2007-4, Class ES IO (P)	0.349	07-19-47	36,434,229	364,342
Series 2007-6, Class ES IO (P) (S)	0.343	08-19-37	28,663,763	304,552
Hilton USA Trust Series 2013-HLF, Class EFL (P) (S)	3.906	11-05-30	4,405,029	4,405,601
IndyMac Index Mortgage Loan Trust

22SEE NOTES TO FINANCIAL STATEMENTS

Series 2005-AR18, Class 1X IO	2.029	10-25-36	44,811,910	$3,666,430
Series 2005-AR18, Class 2X IO	1.681	10-25-36	46,231,185	1,664,036
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class F (P) (S)	4.152	06-15-29	4,660,000	4,617,729
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1 (P)	2.552	07-25-35	4,079,224	4,130,455
Merrill Lynch Mortgage Investors Trust
Series 2004-1, Class 2A1 (P)	2.148	12-25-34	1,734,884	1,690,863
Series 2005-2, Class 1A (P)	1.571	10-25-35	6,090,360	5,903,441
Series 2005-A2, Class A2 (P)	2.483	02-25-35	3,222,667	3,210,543
Series 2006-3, Class 2A1 (P)	2.283	10-25-36	2,047,643	1,987,411
Series 2007-1, Class 2A1 (P)	2.494	01-25-37	12,343,067	12,126,495
Merrill Lynch Mortgage Trust Series 2005-LC1, Class AM (P)	5.488	01-12-44	7,010,000	7,288,388
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 (P)	5.414	07-12-46	2,766,484	2,929,078
Morgan Stanley Capital I Trust Series 2007-IQ13, Class A4	5.364	03-15-44	8,460,000	9,130,776
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1 (P)	2.428	10-25-34	2,593,560	2,572,576
Series 2004-9, Class 1A (P)	5.650	11-25-34	2,506,197	2,484,726
Opteum Mortgage Acceptance Corp. Series 2005-4, Class 1APT (P)	0.465	11-25-35	3,281,562	3,085,187
Structured Asset Securities Corp. Series 2003-7A, Class 3A6 (P)	2.503	12-25-33	2,767,237	2,726,999
WaMu Mortgage Pass Through Certificates
Series 2004-AR14, Class A1 (P)	2.396	01-25-35	5,395,948	5,415,913
Series 2005-AR19, Class A1A2 (P)	0.445	12-25-45	4,277,133	4,027,468
Series 2005-AR6, Class 2A1A (P)	0.385	04-25-45	4,268,887	3,970,479
Series 2005-AR8, Class 2AB2 (P)	0.575	07-25-45	4,570,397	4,216,708
Wells Fargo Mortgage Backed Securities Trust Series 2004-Z, Class 2A1 (P)	2.615	12-25-34	3,389,721	3,431,753
U.S. Government Agency 0.7%				22,940,339
Federal Home Loan Mortgage Corp. Series 4077, Class IK IO	5.000	07-15-42	10,706,374	2,124,886
Federal National Mortgage Association
Series 2012-118, Class AI IO	3.500	11-25-37	12,106,915	1,461,530
Series 2013-46, Class MI IO	3.500	05-25-43	53,431,645	7,186,647
Series 2014-C02, Class 1M1 (P)	1.105	05-25-24	4,127,752	4,045,015
Series 402, Class 3 IO	4.000	11-25-39	3,175,163	565,194
Series 402, Class 4 IO	4.000	10-25-39	4,884,159	854,956
Series 402, Class 7 IO	4.500	11-25-39	6,376,414	1,204,024
Series 406, Class 3 IO	4.000	01-25-41	7,374,976	926,366
Series 407, Class 4 IO	4.500	03-25-41	11,536,006	1,638,443

SEE NOTES TO FINANCIAL STATEMENTS23

Series 407, Class 7 IO	5.000	03-25-41	9,512,103	$1,973,539
Series 407, Class 8 IO	5.000	03-25-41	4,761,535	959,739
Asset backed securities 0.5%				$16,250,588
(Cost $15,895,078)
Applebee's/IHOP Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	8,220,000	8,256,612
Home Equity Asset Trust Series 2003-1, Class M1 (P)	1.655	06-25-33	1,923,623	1,847,032
Sonic Capital LLC Series 2011-1A, Class A2 (S)	5.438	05-20-41	5,769,476	6,146,944
			Shares	Value
Common stocks 0.0%				$0
(Cost $3,539,177)
Consumer discretionary 0.0%				0
Media 0.0%
Vertis Holdings, Inc. (I)			300,118	0
Preferred securities 7.5%				$233,621,634
(Cost $223,605,496)
Consumer discretionary 0.2%				6,136,755
Household durables 0.2%
	Beazer Homes USA, Inc., 7.500%		204,900	6,136,755
Consumer staples 0.6%				18,317,277
Food products 0.6%
	Post Holdings, Inc., 5.250%		123,445	10,832,299
	Tyson Foods, Inc., 4.750%		142,571	7,484,978
Financials 4.4%				136,988,057
Banks 2.9%
	First Niagara Financial Group, Inc. (8.6250% to 12-15-17, then 3 month LIBOR + 7.3270%)		429,350	11,678,320
	First Tennessee Bank NA, 3.750% (S)		18,420	12,957,895
	M&T Bank Corp., Series A, 6.375%		7,985	7,865,225
	M&T Bank Corp., Series C, 6.375%		495	493,763
	Regions Financial Corp., 6.375%		322,420	8,070,173
	Synovus Financial Corp., Series C (7.875% to 8-1-18, then 3 month LIBOR +6.390%), 7.875%		333,527	9,205,345
	U.S. Bancorp, 3.500%		8,280	6,806,160
	U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%)		385,125	11,415,105
	Wells Fargo & Company (5.850% to 9-15-23, then 3 month LIBOR + 3.090%)		290,130	7,488,255
	Wells Fargo & Company (6.625% to 3-15-24, then 3 month LIBOR + 3.690%)		398,607	11,141,464

24SEE NOTES TO FINANCIAL STATEMENTS

	Zions Bancorporation (6.950% to 9-15-23, then 3 month LIBOR + 3.890%)		154,580	$4,147,381
Diversified financial services 0.2%
	GMAC Capital Trust I (8.125% to 2-15-16, then 3 month LIBOR + 5.785%)		280,395	7,413,644
Insurance 0.5%
	The Hartford Financial Services Group, Inc. (7.875% to 4-15-22, then 3 month LIBOR + 5.596%)		487,325	14,936,511
Real estate investment trusts 0.8%
	Crown Castle International Corp., 4.500%		102,360	10,850,160
	Weyerhaeuser Company, 6.375%		213,265	12,518,656
Industrials 0.4%				14,135,316
Aerospace and defense 0.3%
	United Technologies Corp., 7.500%		181,950	10,918,820
Machinery 0.1%
	Stanley Black & Decker, Inc., 6.250%		27,875	3,216,496
Utilities 1.9%				58,044,229
Electric utilities 0.9%
	Exelon Corp., 6.500%		217,904	11,372,410
	NextEra Energy, Inc., 5.799%		120,745	6,791,906
	NextEra Energy, Inc., 5.889%		118,750	7,816,125
Multi-utilities 1.0%
	Dominion Resources, Inc., 6.000%		291,580	17,039,935
	Dominion Resources, Inc., 6.375%		290,316	15,023,853
	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$23,144
(Cost $142)
Consumer discretionary 0.0%				23,144
Lear Corp., Series B (I)	8.750	12-01-16	2,645,000	23,144
			Par value	Value
Short-term investments 1.8%				$55,190,000
(Cost $55,190,000)
Repurchase agreement 1.8%				55,190,000
Barclays Tri-Party Repurchase Agreement dated 11-28-14 at 0.060% to be repurchased at $50,100,251 on 12-1-14, collateralized by $39,554,100 U.S. Treasury Inflation Indexed Notes, 0.125 - 1.750% due 4-15-16 - 1-15-28 (valued at $51,098,303, including interest)			50,061,000	50,061,000

SEE NOTES TO FINANCIAL STATEMENTS25

Repurchase Agreement with State Street Corp. dated 11-28-14 at 0.000% to be repurchased at $5,129,000 on 12-1-14, collateralized by $5,090,000 Federal Home Loan Bank, 2.875% due 6-14-24 (valued at $5,236,592, including interest)	5,129,000	$5,129,000
Total investments (Cost $3,028,665,849)† 97.5%		$3,023,904,804
Other assets and liabilities, net 2.5%		$79,022,602
Total net assets 100.0%		$3,102,927,406

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
GBP	Pound Sterling
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
Other abbreviations
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). The coupon rate shown represents the rate at period end.
LIBOR	London Interbank Offered Rate
Footnotes
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $470,489,770 or 15.2% of the fund's net assets as of 11-30-14.
†	At 11-30-14, the aggregate cost of investment securities for federal income tax purposes was $3,045,570,243. Net unrealized depreciation aggregated $21,665,439, of which $96,676,698 related to appreciated investment securities and $118,342,137 related to depreciated investment securities.

26SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 11-30-14 (unaudited)

Assets
Investments, at value (Cost $3,028,665,849)	$3,023,904,804
Cash	1,189,048
Foreign currency, at value (Cost $4,491,513)	4,388,465
Receivable for investments sold	21,640,917
Receivable for fund shares sold	4,937,239
Receivable for forward foreign currency exchange contracts	31,680,551
Dividends and interest receivable	36,188,143
Other receivables and prepaid expenses	127,982
Total assets	3,124,057,149
Liabilities
Payable for investments purchased	7,430,545
Payable for forward foreign currency exchange contracts	5,070,182
Payable for fund shares repurchased	5,997,781
Distributions payable	894,684
Payable to affiliates
Accounting and legal services fees	115,799
Transfer agent fees	604,325
Distribution and service fees	23,353
Trustees' fees	9,256
Investment management fees	103
Other liabilities and accrued expenses	983,715
Total liabilities	21,129,743
Net assets	$3,102,927,406
Net assets consist of
Paid-in capital	$3,098,254,398
Undistributed net investment income	1,955,212
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(18,327,308)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	21,045,104
Net assets	$3,102,927,406

SEE NOTES TO FINANCIAL STATEMENTS27

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,072,015,288 ÷ 162,648,973 shares)[1]	$6.59
Class B ($132,351,355 ÷ 20,079,422 shares)[1]	$6.59
Class C ($513,952,759 ÷ 77,977,532 shares)[1]	$6.59
Class I ($1,284,557,239 ÷ 195,283,739 shares)	$6.58
Class R1 ($16,428,488 ÷ 2,484,497 shares)	$6.61
Class R2 ($2,789,752 ÷ 423,793 shares)	$6.58
Class R3 ($3,693,045 ÷ 560,457 shares)	$6.59
Class R4 ($40,334,521 ÷ 6,116,846 shares)	$6.59
Class R5 ($12,131,630 ÷ 1,843,182 shares)	$6.58
Class R6 ($24,673,329 ÷ 3,747,930 shares)	$6.58
Maximum offering price per share
Class A (net asset value per share ÷ 96.0%)[2]	$6.86

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

28SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the six months ended 11-30-14 (unaudited)

Investment income
Interest	$70,094,417
Dividends	6,316,695
Less foreign taxes withheld	(242,646)
Total investment income	76,168,466
Expenses
Investment management fees	5,162,196
Distribution and service fees	5,231,253
Accounting and legal services fees	281,004
Transfer agent fees	1,922,948
Trustees' fees	18,440
State registration fees	120,679
Printing and postage	155,980
Professional fees	98,770
Custodian fees	628,313
Registration and filing fees	23,614
Other	21,338
Total expenses	13,664,535
Less expense reductions	(126,246)
Net expenses	13,538,289
Net investment income	62,630,177
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	23,414,996
Futures contracts	(12,387,912)
11,027,084
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(71,036,834)
Futures contracts	1,382,294
(69,654,540)
Net realized and unrealized loss	(58,627,456)
Increase in net assets from operations	$4,002,721

SEE NOTES TO FINANCIAL STATEMENTS29

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 11-30-14	Year ended 5-31-14
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$62,630,177	$142,083,786
Net realized gain	11,027,084	35,480,419
Change in net unrealized appreciation (depreciation)	(69,654,540)	(89,814,278)
Increase in net assets resulting from operations	4,002,721	87,749,927
Distributions to shareholders
From net investment income
Class A	(21,374,212)	(60,833,597)
Class B	(2,141,101)	(5,843,761)
Class C	(8,256,778)	(22,955,291)
Class I	(25,702,354)	(48,286,516)
Class R1	(286,578)	(669,748)
Class R2	(47,287)	(74,211)
Class R3	(64,285)	(135,771)
Class R4	(395,540)	(271,447)
Class R5	(246,744)	(459,150)
Class R6	(317,739)	(95,428)
Total distributions	(58,832,618)	(139,624,920)
From fund share transactions	(13,320,811)	(536,207,641)
Total decrease	(68,150,708)	(588,082,634)
Net assets
Beginning of period	3,171,078,114	3,759,160,748
End of period	$3,102,927,406	$3,171,078,114
Undistributed (accumulated distributions in excess of) net investment income	$1,955,212	($1,842,347)

30SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	11-30-14	[1]	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10
Per share operating performance
Net asset value, beginning of period	$6.71		$6.78	$6.47	$6.85	$6.32	$5.61
Net investment income[2]	0.13		0.29	0.34	0.38	0.43	0.48
Net realized and unrealized gain (loss) on investments	(0.12)		(0.07)	0.32	(0.35)	0.55	0.73
Total from investment operations	0.01		0.22	0.66	0.03	0.98	1.21
Less distributions
From net investment income	(0.13)		(0.29)	(0.34)	(0.39)	(0.43)	(0.47)
From net realized gain	—		—	(0.01)	(0.02)	(0.02)	(0.03)
Total distributions	(0.13)		(0.29)	(0.35)	(0.41)	(0.45)	(0.50)
Net asset value, end of period	$6.59		$6.71	$6.78	$6.47	$6.85	$6.32
Total return (%)[3,4]	0.08	[5]	3.36	10.41	0.51	15.85	22.03
Ratios and supplemental data
Net assets, end of period (in millions)	$1,072		$1,258	$1,676	$1,751	$1,775	$1,155
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84	[6]	0.86	0.90	0.93	0.91	0.85
Expenses including reductions	0.83	[6]	0.86	0.90	0.93	0.91	0.85
Net investment income	3.99	[6]	4.43	5.05	5.82	6.42	7.77
Portfolio turnover (%)	26		50	53	42	33	67

1	Six months ended 11-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS31

Class B Shares Period ended	11-30-14	[1]	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10
Per share operating performance
Net asset value, beginning of period	$6.71		$6.78	$6.47	$6.85	$6.33	$5.61
Net investment income[2]	0.11		0.25	0.29	0.33	0.38	0.44
Net realized and unrealized gain (loss) on investments	(0.13)		(0.08)	0.32	(0.35)	0.54	0.73
Total from investment operations	(0.02)		0.17	0.61	(0.02)	0.92	1.17
Less distributions
From net investment income	(0.10)		(0.24)	(0.29)	(0.34)	(0.38)	(0.42)
From net realized gain	—		—	(0.01)	(0.02)	(0.02)	(0.03)
Total distributions	(0.10)		(0.24)	(0.30)	(0.36)	(0.40)	(0.45)
Net asset value, end of period	$6.59		$6.71	$6.78	$6.47	$6.85	$6.33
Total return (%)[3,4]	(0.27	) [5]	2.64	9.64	(0.19)	14.86	21.37
Ratios and supplemental data
Net assets, end of period (in millions)	$132		$147	$186	$179	$164	$144
Ratios (as a percentage of average net assets):
Expenses before reductions	1.54	[6]	1.56	1.60	1.63	1.61	1.55
Expenses including reductions	1.53	[6]	1.56	1.60	1.63	1.61	1.55
Net investment income	3.30	[6]	3.73	4.34	5.10	5.75	7.07
Portfolio turnover (%)	26		50	53	42	33	67

1	Six months ended 11-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

32SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	11-30-14	[1]	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10
Per share operating performance
Net asset value, beginning of period	$6.71		$6.78	$6.47	$6.85	$6.32	$5.61
Net investment income[2]	0.11		0.25	0.29	0.33	0.38	0.44
Net realized and unrealized gain (loss) on investments	(0.13)		(0.08)	0.32	(0.35)	0.55	0.72
Total from investment operations	(0.02)		0.17	0.61	(0.02)	0.93	1.16
Less distributions
From net investment income	(0.10)		(0.24)	(0.29)	(0.34)	(0.38)	(0.42)
From net realized gain	—		—	(0.01)	(0.02)	(0.02)	(0.03)
Total distributions	(0.10)		(0.24)	(0.30)	(0.36)	(0.40)	(0.45)
Net asset value, end of period	$6.59		$6.71	$6.78	$6.47	$6.85	$6.32
Total return (%)[3,4]	(0.27	) [5]	2.64	9.64	(0.19)	15.04	21.18
Ratios and supplemental data
Net assets, end of period (in millions)	$514		$565	$751	$757	$668	$400
Ratios (as a percentage of average net assets):
Expenses before reductions	1.54	[6]	1.56	1.60	1.63	1.61	1.55
Expenses including reductions	1.53	[6]	1.56	1.60	1.63	1.61	1.55
Net investment income	3.30	[6]	3.73	4.35	5.10	5.71	7.05
Portfolio turnover (%)	26		50	53	42	33	67

1	Six months ended 11-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS33

Class I Shares Period ended	11-30-14	[1]	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10
Per share operating performance
Net asset value, beginning of period	$6.69		$6.77	$6.46	$6.84	$6.31	$5.59
Net investment income[2]	0.14		0.31	0.36	0.40	0.45	0.51
Net realized and unrealized gain (loss) on investments	(0.11)		(0.08)	0.33	(0.35)	0.55	0.73
Total from investment operations	0.03		0.23	0.69	0.05	1.00	1.24
Less distributions
From net investment income	(0.14)		(0.31)	(0.37)	(0.41)	(0.45)	(0.49)
From net realized gain	—		—	(0.01)	(0.02)	(0.02)	(0.03)
Total distributions	(0.14)		(0.31)	(0.38)	(0.43)	(0.47)	(0.52)
Net asset value, end of period	$6.58		$6.69	$6.77	$6.46	$6.84	$6.31
Total return (%)[3]	0.38	[4]	3.54	10.83	0.90	16.36	22.71
Ratios and supplemental data
Net assets, end of period (in millions)	$1,285		$1,148	$1,111	$577	$510	$141
Ratios (as a percentage of average net assets):
Expenses before reductions	0.53	[5]	0.53	0.52	0.53	0.48	0.48
Expenses including reductions	0.53	[5]	0.53	0.52	0.53	0.48	0.48
Net investment income	4.30	[5]	4.75	5.36	6.19	6.77	8.10
Portfolio turnover (%)	26		50	53	42	33	67

1	Six months ended 11-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

34SEE NOTES TO FINANCIAL STATEMENTS

Class R1 Shares Period ended	11-30-14	[1]	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10
Per share operating performance
Net asset value, beginning of period	$6.73		$6.80	$6.49	$6.86	$6.33	$5.61
Net investment income[2]	0.12		0.27	0.32	0.36	0.41	0.46
Net realized and unrealized gain (loss) on investments	(0.13)		(0.07)	0.32	(0.35)	0.56	0.73
Total from investment operations	(0.01)		0.20	0.64	0.01	0.97	1.19
Less distributions
From net investment income	(0.11)		(0.27)	(0.32)	(0.36)	(0.42)	(0.44)
From net realized gain	—		—	(0.01)	(0.02)	(0.02)	(0.03)
Total distributions	(0.11)		(0.27)	(0.33)	(0.38)	(0.44)	(0.47)
Net asset value, end of period	$6.61		$6.73	$6.80	$6.49	$6.86	$6.33
Total return (%)[3]	(0.08	) [4]	3.02	10.03	0.29	15.68	21.61
Ratios and supplemental data
Net assets, end of period (in millions)	$16		$17	$18	$12	$9	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	[5]	1.19	1.19	1.21	1.13	1.22
Expenses including reductions	1.17	[5]	1.19	1.19	1.21	1.13	1.22
Net investment income	3.66	[5]	4.09	4.72	5.52	6.24	7.42
Portfolio turnover (%)	26		50	53	42	33	67

1	Six months ended 11-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS35

Class R2 Shares Period ended	11-30-14	[1]	5-31-14	5-31-13	5-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$6.70		$6.77	$6.46	$6.61
Net investment income[3]	0.13		0.29	0.34	0.08
Net realized and unrealized gain (loss) on investments	(0.13)		(0.07)	0.33	(0.14)
Total from investment operations	—	[4]	0.22	0.67	(0.06)
Less distributions
From net investment income	(0.12)		(0.29)	(0.35)	(0.09)
From net realized gain	—		—	(0.01)	—
Total distributions	(0.12)		(0.29)	(0.36)	(0.09)
Net asset value, end of period	$6.58		$6.70	$6.77	$6.46
Total return (%)[5]	0.02	[6]	3.34	10.61	(0.85	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$3	— [7]	—	[7]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	[8]	0.91	0.73	0.72	[8]
Expenses including reductions	0.92	[8]	0.91	0.73	0.72	[8]
Net investment income	3.89	[8]	4.38	5.11	4.89	[8]
Portfolio turnover (%)	26		50	53	42	[9]

1	Six months ended 11-30-14. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Less than $500,000.
8	Annualized.
9	The portfolio turnover is shown for the period from 6-1-11 to 5-31-12.

36SEE NOTES TO FINANCIAL STATEMENTS

Class R3 Shares Period ended	11-30-14	[1]	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10
Per share operating performance
Net asset value, beginning of period	$6.70		$6.78	$6.47	$6.84	$6.31	$5.59
Net investment income[2]	0.13		0.28	0.32	0.37	0.41	0.47
Net realized and unrealized gain (loss) on investments	(0.12)		(0.09)	0.33	(0.35)	0.56	0.72
Total from investment operations	0.01		0.19	0.65	0.02	0.97	1.19
Less distributions
From net investment income	(0.12)		(0.27)	(0.33)	(0.37)	(0.42)	(0.44)
From net realized gain	—		—	(0.01)	(0.02)	(0.02)	(0.03)
Total distributions	(0.12)		(0.27)	(0.34)	(0.39)	(0.44)	(0.47)
Net asset value, end of period	$6.59		$6.70	$6.78	$6.47	$6.84	$6.31
Total return (%)[3]	0.11	[4]	2.97	10.18	0.42	15.73	21.80
Ratios and supplemental data
Net assets, end of period (in millions)	$4		$4	$3	$4	$2	— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	[6]	1.09	1.10	1.11	1.08	1.63
Expenses including reductions	1.07	[6]	1.09	1.10	1.11	1.08	1.25
Net investment income	3.76	[6]	4.18	4.83	5.61	6.10	7.43
Portfolio turnover (%)	26		50	53	42	33	67

1	Six months ended 11-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS37

Class R4 Shares Period ended	11-30-14	[1]	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10
Per share operating performance
Net asset value, beginning of period	$6.71		$6.78	$6.47	$6.84	$6.31	$5.59
Net investment income[2]	0.14		0.30	0.35	0.38	0.43	0.49
Net realized and unrealized gain (loss) on investments	(0.13)		(0.07)	0.32	(0.34)	0.56	0.72
Total from investment operations	0.01		0.23	0.67	0.04	0.99	1.21
Less distributions
From net investment income	(0.13)		(0.30)	(0.35)	(0.39)	(0.44)	(0.46)
From net realized gain	—		—	(0.01)	(0.02)	(0.02)	(0.03)
Total distributions	(0.13)		(0.30)	(0.36)	(0.41)	(0.46)	(0.49)
Net asset value, end of period	$6.59		$6.71	$6.78	$6.47	$6.84	$6.31
Total return (%)[3]	0.17	[4]	3.52	10.51	0.69	16.06	22.17
Ratios and supplemental data
Net assets, end of period (in millions)	$40		$11	$4	$3	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	[5]	0.79	0.81	0.81	0.80	0.92
Expenses including reductions	0.67	[5]	0.69	0.71	0.81	0.80	0.92
Net investment income	4.18	[5]	4.58	5.22	5.85	6.56	7.74
Portfolio turnover (%)	26		50	53	42	33	67

1	Six months ended 11-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

38SEE NOTES TO FINANCIAL STATEMENTS

Class R5 Shares Period ended	11-30-14	[1]	5-31-14	5-31-13	5-31-12	5-31-11	5-31-10
Per share operating performance
Net asset value, beginning of period	$6.70		$6.77	$6.47	$6.84	$6.31	$5.59
Net investment income[2]	0.15		0.32	0.37	0.41	0.45	0.52
Net realized and unrealized gain (loss) on investments	(0.13)		(0.08)	0.31	(0.35)	0.55	0.71
Total from investment operations	0.02		0.24	0.68	0.06	1.00	1.23
Less distributions
From net investment income	(0.14)		(0.31)	(0.37)	(0.41)	(0.45)	(0.48)
From net realized gain	—		—	(0.01)	(0.02)	(0.02)	(0.03)
Total distributions	(0.14)		(0.31)	(0.38)	(0.43)	(0.47)	(0.51)
Net asset value, end of period	$6.58		$6.70	$6.77	$6.47	$6.84	$6.31
Total return (%)[3]	0.26	[4]	3.74	10.68	1.04	16.34	22.52
Ratios and supplemental data
Net assets, end of period (in millions)	$12		$12	$9	$11	$2	— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.48	[6]	0.48	0.50	0.50	0.53	0.99
Expenses including reductions	0.47	[6]	0.48	0.50	0.50	0.53	0.65
Net investment income	4.36	[6]	4.79	5.44	6.22	6.80	8.23
Portfolio turnover (%)	26		50	53	42	33	67

1	Six months ended 11-30-14. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS39

Class R6 Shares Period ended	11-30-14	[1]	5-31-14	5-31-13	5-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$6.70		$6.77	$6.46	$6.57
Net investment income[3]	0.15		0.32	0.36	0.30
Net realized and unrealized gain (loss) on investments	(0.13)		(0.07)	0.33	(0.08)
Total from investment operations	0.02		0.25	0.69	0.22
Less distributions
From net investment income	(0.14)		(0.32)	(0.37)	(0.31)
From net realized gain	—		—	(0.01)	(0.02)
Total distributions	(0.14)		(0.32)	(0.38)	(0.33)
Net asset value, end of period	$6.58		$6.70	$6.77	$6.46
Total return (%)[4]	0.28	[5]	3.81	10.92	3.41	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$25		$9	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.43	[7]	0.44	0.45	0.46	[7]
Expenses including reductions	0.41	[7]	0.42	0.45	0.46	[7]
Net investment income	4.42	[7]	4.83	5.39	6.10	[7]
Portfolio turnover (%)	26		50	53	42	[8]

1	Six months ended 11-30-14. Unaudited.
2	The inception date for Class R6 shares is 9-1-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 6-1-11 to 5-31-12.

40SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Income Fund (the fund) is a series of John Hancock Strategic Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4, and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other fund securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of November 30, 2014, by major security category or type:

	Total Market Value at 11-30-14	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate bonds	$1,499,684,997	—	$1,499,684,997	—
Convertible bonds	13,881,200	—	13,881,200	—
Foreign government obligations	590,580,255	—	590,580,255	—
Term loans	410,672,547	—	380,596,879	—
Capital preferred securities	54,195,053	—	54,195,053	—
Collateralized mortgage obligations	179,881,054	—	178,856,063	1,024,991
Asset backed securities	16,250,588	—	16,250,588	—
Preferred securities	233,621,634	220,663,739	12,957,895	—
Escrow certificates	23,144	—	—	23,144
Short-term investments	55,190,000	—	55,190,000	—
Total Investments in Securities	$3,023,904,804	$220,663,739	$2,802,192,930	$1,048,135
Other Financial Instruments:
Forward foreign currency contracts	$26,610,369	—	$26,610,369	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the fund's income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. The fund may have limited rights to enforce the terms of an underlying loan.

At November 30, 2014, the fund had $30,075,668 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the six months ended November 30, 2014 were $869. For the six months ended November 30, 2014, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of May 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, characterization of distributions, derivative transactions and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract.

Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended November 30, 2014, the fund used futures contracts to manage duration of the fund. During the six months ended November 30, 2014, the fund held futures contracts with notional values up to approximately $447.2 million, as measured at each quarter end. There were no open futures contracts as of November 30, 2014.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended November 30, 2014, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the six months ended November 30, 2014, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $1.2 billion to $1.4 billion, as measured at each quarter end. The following table summarizes the contracts held at November 30, 2014.

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
CAD	75,188,419	NZD	86,575,000	Royal Bank of Canada	12/10/2014	—	($2,125,543)	($2,125,543)
CAD	26,195,516	USD	23,555,000	Bank of Nova Scotia	12/10/2014	—	(651,485)	(651,485)
EUR	29,750,000	USD	37,678,375	State Street Bank and Trust Company	12/10/2014	—	(684,198)	(684,198)
SGD	47,638,771	EUR	29,445,000	Citibank N.A.	12/10/2014	—	(88,913)	(88,913)
SGD	105,785,508	EUR	66,000,000	Deutsche Bank AG London	12/10/2014	—	(962,367)	(962,367)
SGD	34,237,963	EUR	21,175,000	Standard Chartered Bank	12/10/2014	—	(79,932)	(79,932)
SGD	9,645,019	USD	7,580,000	Bank of Nova Scotia	12/10/2014	—	(184,890)	(184,890)
SGD	10,671,997	USD	8,405,000	HSBC Bank USA	12/10/2014	—	(222,478)	(222,478)
SGD	3,860,068	USD	3,030,000	State Street Bank and Trust Company	12/10/2014	—	(70,376)	(70,376)
USD	198,703,447	AUD	225,132,927	Barclays Bank PLC Wholesale	12/10/2014	$7,245,458	—	7,245,458
USD	8,698,081	AUD	10,107,466	Standard Chartered Bank	12/10/2014	102,470	—	102,470
USD	288,474,518	CAD	320,472,111	Toronto Dominion Bank	12/10/2014	8,276,265	—	8,276,265
USD	12,695,300	EUR	10,000,000	Bank of Nova Scotia	12/10/2014	260,283	—	260,283
USD	9,502,500	EUR	7,500,000	State Street Bank and Trust Company	12/10/2014	176,237	—	176,237
USD	17,698,386	GBP	10,830,000	Deutsche Bank AG London	12/10/2014	782,656	—	782,656
USD	165,178	GBP	105,612	Toronto Dominion Bank	12/10/2014	218	—	218
USD	60,641,056	NOK	388,269,519	Standard Chartered Bank	12/10/2014	5,311,706	—	5,311,706
USD	117,004,313	NZD	145,903,399	Bank of Nova Scotia	12/10/2014	2,632,558	—	2,632,558
USD	59,719,260	SEK	428,888,798	Citibank N.A.	12/10/2014	2,199,749	—	2,199,749
USD	158,302,210	SGD	200,687,627	Bank of Montreal	12/10/2014	4,429,318	—	4,429,318
USD	8,800,000	SGD	11,133,496	HSBC Bank USA	12/10/2014	263,633	—	263,633

Contract to buy	Contract to sell	Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
				$31,680,551	($5,070,182)	$26,610,369

Currency abbreviation
AUD	Australian Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	Pound Sterling	USD	U.S. Dollar
NOK	Norwegian Krone

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at November 30, 2014 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$31,680,551	($5,070,182)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects the fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

	Asset	Liability
Foreign forward currency contracts	$31,680,551	($5,070,182)

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Bank of Montreal	$4,429,318	-	-	$4,429,318
Bank of Nova Scotia	2,056,466	-	-	2,056,466
Barclays Bank PLC Wholesale	7,245,458	-	-	7,245,458
Citibank N.A.	2,110,836	-	-	2,110,836
Deutsche Bank AG London	(179,711)	-	-	(179,711)
HSBC Bank USA	41,155	-	-	41,155
Royal Bank of Canada	(2,125,543)	-	-	(2,125,543)
Standard Chartered Bank	5,334,244	-	-	5,334,244
State Street Bank and Trust Company	(578,337)	-	-	(578,337)
Toronto Dominion Bank	8,276,483	-	-	8,276,483
Totals	$26,610,369	-	-	$26,610,369

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2014:

Risk	Statement of operations location	Futures contracts	Investments and foreign currency translations*	Total
Interest rate contracts	Net realized gain (loss)	($12,387,912)	—	($12,387,912)

Risk	Statement of operations location	Futures contracts	Investments and foreign currency translations*	Total
Foreign exchange contracts	Net realized gain (loss)	—	$19,606,197	19,606,197
Total		($12,387,912)	$19,606,197	$7,218,285

* Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended November 30, 2014:

Risk	Statement of operations location	Futures contracts	Investments and translation of assets and liabilities in foreign currencies*	Total
Interest rate contracts	Change in unrealized appreciation (depreciation)	$1,382,294	—	$1,382,294
Foreign exchange contracts	Change in unrealized appreciation (depreciation)	—	$36,144,806	36,144,806
Total		$1,382,294	$36,144,806	$37,527,100

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the fund's average daily net assets; (b) 0.45% of the next $150,000,000 of the fund's average daily net assets; (c) 0.40% of the next $250,000,000 of the fund's average daily net assets; (d) 0.35% of the next $150,000,000 of the fund's average daily net assets; and (e) 0.30% of the fund's average daily net assets in excess of $650,000,000. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund, including transfer agency fees and service fees, as applicable, to the extent they exceed 0.00% of average annual net assets. The fee waiver and/or reimbursement will continue in effect until September 30, 2015, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at the time.

For the six months ended November 30, 2014, these expense reductions amounted to the following:

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Total
$41,310	$5,090	$19,627	$46,080	$609	$94	$133	$752	$436	$1,877	$116,008

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended November 30, 2014 were equivalent to a net annual effective rate of 0.32% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended November 30, 2014 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3, and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4, and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2015, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $10,238 for Class R4 shares for the period ended November 30, 2014.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $619,223 for the six months ended November 30, 2014. Of this amount, $84,851 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $495,905 was paid as sales commissions to broker-dealers and $38,467 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B, and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended November 30, 2014, CDSCs received by the Distributor amounted to $583, $128,712, and $7,626 for Class A, Class B, and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended November 30, 2014 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,709,463	$715,927
Class B	700,665	87,976
Class C	2,702,023	339,237
Class I	—	773,694
Class R1	62,266	1,504
Class R2	6,429	232
Class R3	11,888	327
Class R4	35,585	1,657
Class R5	2,934	1,074
Class R6	—	1,320
Total	$5,231,253	$1,922,948

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended November 30, 2014 and for the year ended May 31, 2014 were as follows:

		Six months ended 11-30-14		Year ended 5-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	8,042,312	$53,464,546	18,921,625	$125,031,297
Distributions reinvested	2,902,880	19,287,438	8,353,488	55,138,806
Repurchased	(35,825,551)	(238,954,952)	(86,913,817)	(573,448,678)
Net decrease	(24,880,359)	($166,202,968)	(59,638,704)	($393,278,575)
Class B shares
Sold	96,219	$640,222	375,265	$2,479,754
Distributions reinvested	279,495	1,856,858	766,016	5,057,709
Repurchased	(2,154,025)	(14,312,919)	(6,707,571)	(44,276,429)
Net decrease	(1,778,311)	($11,815,839)	(5,566,290)	($36,738,966)

		Six months ended 11-30-14		Year ended 5-31-14
	Shares	Amount	Shares	Amount
Class C shares
Sold	2,433,045	$16,160,644	5,250,712	$34,696,564
Distributions reinvested	1,026,887	6,821,981	2,833,029	18,701,086
Repurchased	(9,700,632)	(64,504,109)	(34,672,150)	(228,771,080)
Net decrease	(6,240,700)	($41,521,484)	(26,588,409)	($175,373,430)
Class I shares
Sold	43,407,183	$288,946,711	66,762,037	$441,373,412
Distributions reinvested	3,596,516	23,823,177	6,651,998	43,842,727
Repurchased	(23,205,962)	(153,564,099)	(66,060,568)	(434,840,325)
Net increase	23,797,737	$159,205,789	7,353,467	$50,375,814
Class R1 shares
Sold	312,389	$2,088,328	861,485	$5,702,616
Distributions reinvested	35,316	235,360	82,810	548,625
Repurchased	(330,578)	(2,201,959)	(1,083,354)	(7,170,080)
Net increase (decrease)	17,127	$121,729	(139,059)	($918,839)
Class R2 shares
Sold	161,343	$1,076,681	393,003	$2,587,432
Distributions reinvested	3,165	20,972	2,376	15,750
Repurchased	(130,833)	(876,553)	(37,391)	(247,478)
Net increase	33,675	$221,100	357,988	$2,355,704
Class R3 shares
Sold	120,660	$807,079	187,948	$1,244,909
Distributions reinvested	9,574	63,550	20,355	134,370
Repurchased	(95,837)	(640,544)	(183,113)	(1,206,152)
Net increase	34,397	$230,085	25,190	$173,127
Class R4 shares
Sold	5,203,623	$34,446,561	1,183,708	$7,859,089
Distributions reinvested	58,149	384,950	40,885	271,155
Repurchased	(734,263)	(4,904,176)	(257,678)	(1,707,766)
Net increase	4,527,509	$29,927,335	966,915	$6,422,478
Class R5 shares
Sold	210,279	$1,397,647	737,706	$4,889,222
Distributions reinvested	36,666	243,162	67,814	447,559
Repurchased	(183,704)	(1,222,241)	(419,616)	(2,766,919)
Net increase	63,241	$418,568	385,904	$2,569,862
Class R6 Shares
Sold	2,435,628	$16,131,659	1,285,077	$8,556,880
Distributions reinvested	40,732	269,864	13,058	86,586
Repurchased	(46,120)	(306,649)	(66,256)	(438,282)
Net increase	2,430,240	$16,094,874	1,231,879	$8,205,184
Total net decrease	(1,995,444)	($13,320,811)	(81,611,119)	($536,207,641)

Affiliates of the fund owned 4% of shares of beneficial interest of Class R2 on November 30, 2014.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $913,092,187 and $796,847,149, respectively, for the six months ended November 30, 2014.

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Strategic Series (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2013. The Board noted that the fund outperformed its peer group average for the one- and five-year periods and underperformed for its peer group average for the three-year period ended December 31, 2013. The Board took into account management's discussion of the fund's performance. The Board concluded that the fund's performance has outperformed the historical performance of comparable funds and the fund's benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund's distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund through September 30, 2015. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement):
The Reimbursement shall equal, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios, which are subject to the Reimbursement.)
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund has outperformed the historical performance of comparable funds and the fund's benchmark;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Income Allocation

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objective, risks, charges, and expenses are included in the prospectuses and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF209438	91SA 11/14 1/15

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)           Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)           There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Strategic Series

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date: January 15, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date: January 15, 2015

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date: January 15, 2015